UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 27, 2020

Oncternal Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50549	62-1715807
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12230 El Camino Real
Suite 300
San Diego, CA 92130
(858) 434-1113
(Address and zip code; telephone number, including area code, of registrant’s principal executive offices)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ONCT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02	Unregistered Sales of Equity Securities.

The information contained below in Item 8.01 related to the Underwriter Warrants (as defined below) and the shares of Common Stock (as defined below) issuable thereunder is hereby incorporated by reference into this Item 3.02.

Item 8.01	Other Events.

On August 27, 2020, Oncternal Therapeutics, Inc. (“Oncternal” or the “Company”) entered into an underwriting agreement (as amended and restated, the “Underwriting Agreement”) with H.C. Wainwright & Co., LLC (“Wainwright”), relating to the issuance and sale of 2,142,858 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”). The price to the public in this offering is $2.10 per share. Wainwright has agreed to purchase the shares from the Company pursuant to the Underwriting Agreement at a price of $1.953 per share, net of its underwriting discounts and commissions, as discussed below. The net proceeds to the Company from this offering are expected to be approximately $3.9 million, after deducting underwriting discounts and commissions and offering expenses payable by the Company. The offering is expected to close on or about September 1, 2020, subject to the satisfaction of customary closing conditions. In addition, under the terms of the Underwriting Agreement, the Company has granted Wainwright a 30-day option to purchase up to 321,428 additional shares of Common Stock at the same offering price to the public, less underwriting discounts and commissions.

The offering is being made pursuant to a shelf registration statement on Form S-3 (Registration Statement No. 333-222268) filed by the Company with the Securities and Exchange Commission (the “SEC”) that became effective on January 5, 2018, and a prospectus supplement and accompanying prospectus filed with the SEC.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and Wainwright, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

Wainwright is acting as the sole book-running manager for the offering. The Company has agreed to pay Wainwright underwriting discounts and commissions equal to 7.0% of the gross proceeds received by the Company from the sale of the shares of Common Stock in the offering as well as a management fee equal to 1.0% of the gross proceeds received by the Company from the sale of the shares of Common Stock in the offering. In addition, the Company will also issue to Wainwright or its designees warrants to purchase up to 6.0% of the aggregate number of shares of Common Stock sold in the offering (the “Underwriter Warrants”). The Underwriter Warrants are exercisable for five years from the effective date of this offering and have an exercise price equal to 125% of the public offering price per Common Share in this offering, or $2.625 per share, subject to adjustments as provided under the terms of the Underwriter Warrants. The Underwriter Warrants and the shares issuable upon exercise of the Underwriter Warrants will be issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act as transactions not involving a public offering and in reliance on similar exemptions under applicable state laws. The Company will also pay Wainwright $40,000 for non-accountable expenses, up to $100,000 for documented reimbursable expenses and $12,900 for clearing fees.

The foregoing descriptions of the Underwriting Agreement and Underwriter Warrants are not complete and are qualified in their entirety by reference to the full text of the Underwriting Agreement and Form of Underwriter Warrant, copies of which are filed as Exhibit 1.1 and Exhibit 4.1, respectively, to this report and are incorporated by reference herein. A copy of the opinion of Latham & Watkins LLP relating to the legality of the issuance and sale of Common Stock in the offering is attached as Exhibit 5.1 to this report.

The Company issued press releases on August 27, 2020 announcing the pricing and upsizing of the offering, which press releases are attached as Exhibits 99.1 and 99.2, respectively, to this report.

***

Oncternal cautions you that statements included in this report that are not a description of historical facts are forward-looking statements. These forward-looking statements include statements regarding the completion of the offering and the expected net proceeds therefrom. The inclusion of forward-looking statements should not be regarded as a representation by Oncternal that any of these results will be achieved. Actual results may differ from those set forth in this report due to the risks and uncertainties associated with market conditions and the satisfaction of customary closing conditions related to the offering, as well as risks and uncertainties inherent in Oncternal’s business, including those described in the Company’s other filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and Oncternal undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Amended and Restated Underwriting Agreement, dated August 27, 2020, by and between Oncternal Therapeutics, Inc. and H.C. Wainwright & Co., LLC

4.1	Form of Underwriter Warrant

5.1	Opinion of Latham & Watkins LLP

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1)

99.1	Press Release dated August 27, 2020

99.2	Press Release dated August 27, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oncternal Therapeutics, Inc.

Date: August 31, 2020	By:	/s/ James B. Breitmeyer
	Name:	James B. Breitmeyer, M.D., Ph.D.
	Title:	President and Chief Executive Officer